SEPARATE ACCOUNT SPVL

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

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Effective February 8, 2002, an optional Guaranteed Death Benefit Rider is available at issue of the Policy. If at the time of issue the Contract Owner has made payments equal to 100% of the Guideline Single Premium, a Guaranteed Death Benefit Rider will be added to the Contract at no additional charge. If this Rider is in effect, the Company:

     o guarantees that the Policy will not lapse regardless of the investment performance of the Variable Account (excluding loan foreclosure); and

     o  provides a guaranteed Net Death Benefit after the Final Payment Date.

Certain transactions, including certain policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and changes in Death Benefit Options, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT
The Death Benefit before the Final Payment Date will be the greater of the Face Amount as of the date of death OR the Minimum Sum Insured. Before the Final Payment Date the Net Death Benefit is:

     o   the Death Benefit, MINUS

     o any Outstanding Loan on the Insured's death rider, charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated, as described below. The guaranteed Net Death Benefit will be:

     o   the GREATER of (a) the Face Amount as of the Final Payment Date or
         (b) the Contract Value as of the date due proof of death is received by the Company,

     o REDUCED by the Outstanding Loan, if any, through the Contract month in which the Insured dies.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER
The Guaranteed Death Benefit Rider will terminate (AND MAY NOT BE REINSTATED) on the first to occur of the following:

     o   Foreclosure of an Outstanding Loan, if any; or

     o   Any Contract change that results in a negative guideline level premium;
         or

     o A request for a partial withdrawal or preferred loan after the Final Payment Date; or

     o   Upon the Contract Owner's  written request.

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                                              SUPPLEMENT DATED FEBRUARY 8, 2002